Exhibit 99.1

The Communications REIT

Acquisition of

April 10, 2017

Safe Harbor

Certain statements in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time. Those forward-looking statements include all statements that are not historical statements of fact including, without limitations those regarding our business strategies, growth prospects, industry trends, sales opportunities, operating and financial performance and the anticipated closing of and benefits of the Southern Light, LLC (“Southern Light”) and Hunt Telecommunications, LLC (“Hunt”) transactions.

Words such as "anticipate(s)," "expect(s)," "intend(s)," “estimate(s),” “foresee(s),” "plan(s)," "believe(s)," "may," "will," "would," "could," "should," "seek(s)" and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained. Factors which could materially alter our expectations include, but are not limited to, the ability and willingness of our customers to meet and/or perform their obligations under any contractual arrangements entered into with us; the ability of our customers to comply with laws, rules and regulations in the operation of the assets we lease to them; the ability and willingness of our customers to renew their leases with us upon their expiration, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant; our ability to renew, extend or obtain contracts with significant customers (including customers of the businesses we acquire); the availability of and our ability to identify suitable acquisition opportunities and our ability to acquire and lease the respective properties on favorable terms; the risk that we fail to fully realize the potential benefits of acquisitions or have difficulty integrating acquired companies; our ability to generate sufficient cash flows to service our outstanding indebtedness; our ability to access debt and equity capital markets; the impact on our business or the business of our customers as a result of credit rating downgrades and fluctuating interest rates; our ability to retain our key management personnel; our ability to qualify or maintain our status as a real estate investment trust (“REIT”); changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; covenants in our debt agreements that may limit our operational flexibility; other risks inherent in the communications industry and in the ownership of communications distribution systems, including potential liability relating to environmental matters and illiquidity of real estate investments; the risk that the Southern Light or Hunt transaction agreements may be modified or terminated prior to expiration; risks related to satisfying the conditions to the Southern Light or Hunt transaction; including timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; and additional factors discussed in the risk factors section of our reports filed with the SEC. Uniti expressly disclaims any obligation to release publicly any updates or revisions to any of the forward-looking statements set forth in this presentation to reflect any change in its expectations or any change in events, conditions or circumstances on which any statement is based.

2013 results for Southern Light and 2016 results for Hunt included in this presentation are preliminary and subject to audit adjustments. Fourth quarter 2016 and full year 2016 results for Southern Light included in this presentation are subject purchase accounting adjustments. Actual results could differ materially. Investors should not place undue reliance on such numbers. Operating metrics have been provided by Southern Light, Hunt and NMS without verification and investors should not place undue reliance on those operating metrics.

This presentation includes projected results for Southern Light and Hunt for 2017. Such projections have been provided by Southern Light and Hunt and are subject to significant risks and uncertainty including, without limitation, risks relating to Southern Light and Hunt’s ability to renew or obtain new contracts on anticipated terms or at all, Southern Light and Hunt’s ability to attract new customers, current economic trends, reception of new products and technologies in the wireless infrastructure industry, and the strength of Southern Light and Hunt’s competitors. Given these risks and uncertainties, any projection is inherently unreliable and Southern Light and Hunt’s actual results are likely to differ materially from those listed in this presentation.

This presentation contains certain supplemental measures of performance that are not required by, or presented in accordance with, U.S. GAAP. Such measures should not be considered as alternatives to GAAP. Further information with respect to and reconciliations of such measures to the nearest GAAP measure can be found in the appendix hereto.

Southern Light Investment Thesis

§	Expansive and Dense Fiber Network Comprising 540,000 Strand Miles

§	Connects Uniti Fiber’s Network Across Southeast Region in Tier II and Tier III Markets

§	Enhances Products and Services in the Government, Enterprise and Wireless Carrier Segments

§	Substantial Synergies with Uniti Fiber and Recently Announced Hunt Telecom Acquisition

•	Annual Run-Rate Cost Savings of $12.5 Million, including $2.5 Million from Hunt, within 24 Months

§	Transforms Uniti Fiber into one of the Largest Pure-Play Fiber Operators in the U.S.

•	Pro-forma 2016 Annualized Adjusted EBITDA of ~$100 Million and $1.2 Billion of Revenues Under Contract

•	Nearly 15,000 Customers Connections and over 1 Million Fiber Strand Miles

§	Compelling Valuation

•	Pre-Synergy Multiple of ~15.0x Based on 2017 Projected Adjusted EBITDA(1)

•	Post-Synergy Multiple Combined with Hunt of ~ 11.5x Based on 2017 Projected Adjusted EBITDA(1)

(1)	2017 Adjusted EBITDA was provided by Southern Light and Hunt management and excludes purchase price adjustments. Actual results could differ materially. Investors should not place undue reliance on such numbers. Post-synergy combined multiple above based on projected annual run-rate cost savings of $12.5 million with 24 months of closing.

Combined Benefits of Southern Light & Hunt Telecom

Uniti Leasing

Uniti Fiber

Southern Light

Hunt Telecom

Diversifying Uniti Fiber’s Revenue

Wireless Carriers

79%

Customer

Revenues (1)

E-Rate	Ent &
Whs
& Gov’t
10%
11%

Lit
Backhaul
57%	Dark
Revenues
Fiber
Under
&
Contract (2)
Small
$700 M
Cells

32%
Ent &	E-Rate &
Whs 6%	Gov’t 5%

Wireless Carriers

58%

	Customer	Ent &
	Revenues (3)	Whs
		20%
	E-Rate
	& Gov’t
Other	20%
2%

Lit
Backhaul		Dark
45%
	Revenues	Fiber

&
Under
Contract (2)Small
	$1.2 B	Cells
35%

Ent &

Whs 12% E-Rate &

Gov’t 8%

(1)	Based on fourth quarter 2016 results.

(2)	Revenues under contract as of December 31, 2016. Contracts are subject to termination under certain conditions and/or may not be renewed. Actual revenue under contract could vary materially.

(3)	Based on fourth quarter 2016 results, adjusted for the pro forma impact of the acquisition of Hunt and Southern Light. Fourth quarter 2016 results for Hunt are unaudited. Hunt’s results are adjusted for the pro-forma impact of its fourth quarter of 2016 acquisition of Nexus. Actual results could differ materially.

Uniti Pro Forma Revenue Diversification

Wireless

Carriers

58%

Windstream				Customer
Lease	Revenues	(1)	30%
70%				Revenues

Ent

& Whs

16%

CLEC
& Other E-Rate & Gov't
9%	17%

Note: Data based on fourth quarter 2016 results.

(1)	Fourth quarter 2016 revenues for NMS and Hunt are unaudited. Hunt’s revenue is pro-forma for their Nexus acquisition which closed during fourth quarter 2016. Actual results could differ materially. Investors should not place undue reliance on such numbers.

Pro Forma Uniti Fiber At A Glance

Dark Fiber &

Small Cells 1%

						Wireless
						Carriers
			Lit		Dark Fiber	58%
Lit				Revenues		Customer
	Product	E-Rate &			&		Ent &
Backhaul			Backhaul	Under	Small Cells	Revenues (1)
	Revenues (1) (3)	Gov’t	45%		35%		Whs
57%		20%		Contract (2)			20%

	Ent &			Ent &		E-Rate &
	Whs 20%					Gov’t
				Whs 12%	E-Rate &	20%

						Other
Other 2%					Gov’t 8%
						2%

$ in Millions	4Q16 LQA	Customer Connections (4)	14,800
LQA Revenue	$246
		Revenues Under Contract (2)	>$1.2 billion
LQA Adjusted EBITDA	~$100
		Average Remaining Contract Term (2)	> 6 years
LQA Adjusted EBITDA Margin	41%
		Employees	~645
Maintenance Capex to Revenues	4%
(1)	Based on fourth quarter 2016 results, adjusted for the pro forma impact of the acquisition of	Hunt and Southern Light. Fourth quarter 2016 results for Hunt are unaudited. Hunt’s results are adjusted for the pro-
forma impact of its fourth quarter of 2016 acquisition of Nexus. Actual results could differ materially. Operating metrics have been provided by Hunt and Southern Light without verification and investors should not place undue reliance on those operating metrics. Amounts do not include any anticipated synergies or related costs for the Hunt and Southern Light acquisitions.
(2) Revenues under contract as of December 31, 2016.	Contracts are subject to termination under certain conditions and/or may not be renewed. Actual revenue under contract could vary materially.
(3) Product revenues for Hunt are based on pro-forma 2015 revenues for Hunt and Nexus.
(4)	Customer Connections are the sum of billing units for LIT circuits, dark fiber segments and small cell sites.

Southern Light at a Glance

		Dark Fiber & Small Cells
		1%		Dark Fiber &
		E-Rate & Gov’t
				Small Cells
		14%		44%
Lit	Product	Other 6%	Lit			Customer		Ent & Whs
Backhaul			Backhaul Revenues Under		Wireless			30%
49%	Revenues(1)		32%	Contract(2)(3)	Carrier	Revenues(1)
					50%
	Ent & Whs				6%
				Ent & Whs			E-Rate &
		30%
				18%		Other	Gov't
					E-Rate & Gov’t		14%
						6%

$ in Millions	4Q16 LQA
LQA Revenue	$86
LQA Adjusted EBITDA	$41
LQA Adj. EBITDA with Full Run-Rate Cost Savings	$51
Maintenance Capex to Revenues	~2%

Customer Connections (4)	6,600
Revenues Under Contract(2)	~$435M
Average Remaining Contract Term(2) (3)	>10 years
Employees	~270
(1)	Operating metrics have been provided by Southern Light without verification and investors should not place undue reliance on those operating metrics.

(2)	Revenues under contract as of December 31, 2016. Contracts are subject to termination under certain conditions and/or may not be renewed, Actual revenue under contract could vary materially.

(3)	Includes contracts for Wireless, Wholesale, Enterprise and E-rate and Government. Contracts are subject to termination under certain conditions and/or may not be renewed.

(4)	Customer Connections are the sum of billing units for LIT circuits, dark fiber segments and small cell sites.

Southern Light Strong & Consistent Growth Track Record

			$84
	$70	$75
$65

2013	2014	2015	2016
			$41
		$36
$30	$32

2013	2014	2015	2016

(1) 2013 results for Southern Light are preliminary and unaudited. Actual results could differ materially. Investors should not place undue reliance on such numbers.

Southern Light Long-Term Revenue Visibility

Remaining Contract Life

Wireless	12.2
Years

Ent & Wholesale	3.7
Years

E-Rate & Gov't	3.9
Years

$ in Millions

$332.0 M

$78.5 M

$24.1 M

(1) Revenues under contract as of December 31, 2016. Contracts are subject to termination under certain conditions and/or may not be renewed. Actual revenue under contract could vary materially.

Significant Synergy Opportunity

§ Capture Network Operations Center Efficiencies, Capital Synergies, and Economies of Scale in

All Network Operations
§ Leverage Best-In-Class Construction and Engineering Capabilities to Optimize Cost to Engineer,
Operational Synergies	Map, Permit and Construct Fiber
§ Optimize On-Net Providers
§ Combined Purchasing Leverages Vendor Relationships and Drives Costs Efficiencies
§ Drive Capital Expenditure Savings from Adjacent Existing Networks and New Builds

§ Integrate Sales and Marketing Organizations, Standardize Core Products and Support Systems
SG&A Synergies	§ Consolidated Procurement, Warehouse, IT Systems, and Corporate Functions
§ Consolidate Vendors and Service Providers

§ Best Practices for OSS/BSS

§ Expand Uniti Fiber’s Capabilities in Key Enterprise, E-Rate and Government Verticals through Product Sales and Leadership

Revenue Synergies	§ Cross-sell Space and Access to the Southern Light Data Center
§ Increase On-Net Sales to Multi-Location Customers with Larger Geographic Reach

§ Expand Uniti Fiber’s Geographic Reach Improving Competitive Capabilities Across Markets

Transaction Summary

§ $700 Million aggregate Consideration in Cash and Equity
Consideration	§ $635 Million in Cash, subject to adjustment in accordance with acquisition agreement
§ 2.5 Million Operating Partnership Units of Uniti to the Seller, Convertible on a One-for-One Basis
into Shares of Uniti Common Stock

Synergies	§ Up to $10 Million of Annual Run-Rate Cost Synergies Anticipated to be Achieved within 24 Months of Closing related to the Southern Light Acquisition

§ Committed Financing Obtained from Citigroup Global Markets Inc., JPMorgan Chase Bank, N.A.,
and Royal Bank of Canada for Cash Portion of Consideration
§ Expect to Fund With Cash on Hand, Equity, and Debt, including Borrowings Under Revolving Credit
Agreement
Financing	§ Expect Permanent Financing to include approximately $250 Million in Debt and approximately $450
Million in Equity

§ Permanent Financing Proceeds Expected to be Used to Fund Cash Consideration for Southern
Light and Previously Announced Acquisition of Hunt Telecom
§ Targeting Pro Forma Leverage Neutral Following Expected Permanent Financing

§ Regulatory and Other Approvals Required
Closing Conditions and Timing	§ Customary Closing Conditions
§ Expect to Close During 3Q17

Note: This presentation does not constitute an offer to sell or the solicitation of any offer to buy securities,

Uniti’s Facts – Pro Forma

S&P 400	Uniti Leasing(1)	Uniti Fiber(5)	Uniti Towers
Mid-Cap Company
> $8B	> $8.5B	>$1.2B	573
Enterprise Value	Revenues Under Contract	Revenues Under Contract	Owned Towers(2)
Annual Revenue	Revenue	Uniti Fiber(5)	Near Term Debt
	Diversification(3)		Maturities
> $950M	30%	>6 Years	0%
		Avg. Remaining Contract Term
Fiber Strand Miles	Leasing Segment	Cumulative	Annual Maintenance
	Adjusted EBITDA	Investments	Capex(4)
	Margin
4.8M	97%	> $1.5B	4%

Note: All information is as of December 31, 2016 and is pro forma for the acquisition of NMS, Southern Light and Hunt.

(1)	Lease payments under the Master Lease with Windstream to be received over the remaining initial term of 15 years.

(2)	Includes 105 NMS towers under development.

(3)	Based on fourth quarter 2016 results. Revenues for NMS and Hunt are unaudited. Hunt’s revenue is pro-forma for their Nexus acquisition which closed during fourth quarter 2016. Actual results could differ

	materially. Investors should not place undue reliance on such numbers.
(4)	As a percent of Uniti Fiber revenue.	12
(5)	Revenues under contract as of December 31, 2016. Contracts are subject to termination under certain conditions and/or may not be renewed. Actual revenue under contract could vary materially.

Uniti’s Vision and Strategy

§	Building Unique REIT Investment Platform Across Communication Infrastructure Assets

§	Taking Advantage of Favorable Industry Dynamics Driving Capital Investments

§	Fiber is The Mission Critical Asset in the Communications Ecosystem

§	Substantial M&A Opportunities will Drive Significant Growth and Diversification

§	Uniti Fiber and Uniti Towers Enhance Customer Relationships and Provide Opportunistic Growth Potential

Uniti’s M&A Pipeline(1)

69% 65%

ASSET TYPE	DEAL SIZE
($ in Millions)
8%	12%
12% 11%	23%
Fiber	<$250
Towers	=>$250 and < $500
Ground Leases	=>$500
Consumer Broadband

92%

PROCESS

MIX

8%

Process

Negotiated

(1)	This is a summary of the transactions we are actively pursuing as of January 31, 2017. Other than the previously announced acquisition of Hunt Telecom and Southern Light, we have not signed a purchase agreement and are not otherwise committed to consummating any of these transactions and there can be no assurances that any of these transactions will be completed.

Enhanced Combined Network Footprint

Combined Fiber Strand Miles in Service:	4,800,000
Combined Fiber Route Miles in Service:	96,000

Uniti Leasing

Uniti Fiber

Southern Light

Hunt Telecom

Reconciliation of Southern Light Non-GAAP Financial Measures(1)

$ in Millions

	2013(2)	2014(2)	2015(2)	2016(2)	4Q16(2)
Net income	$13.7	$11.4	$12.2	$14.7	$3.1

Depreciation and amortization	14.3	17.9	20.7	23.6	6.3

Interest expense	2.0	2.5	3.4	3.4	0.9

Income tax expense	–	–	–	–	–
EBITDA	$30.0	$31.7	$36.3	$41.7	$10.3
Stock-based compensation	–	–	–	–	–

Transaction related costs	–	–	–	–	–

Other(4)	(0.3)	(0.3)	(0.5)	(0.7)	(0.1)
Adjusted EBITDA	$29.7	$31.5	$35.8	$41.0	$10.2

Annualized Adjusted EBITDA(3)					$41.0
(1)	Financial information provided by Southern Light management. for 2013 are unaudited. Actual results could differ materially. Investors should not place undue reliance on such numbers.
(2)	Amounts may not subtotal due to rounding.
(3)	Annualized Adjusted EBITDA is defined as Adjusted EBITDA multiplied by 4.	17
(4)	Represents dividend income associated with an investment that will not be retained by Uniti post-acquisition.

Reconciliation of Uniti Fiber Non-GAAP Financial Measures(1)

$ in Millions

	4Q16		4Q16		4Q16		4Q16 Pro Forma
	Uniti Fiber		Southern Light		Hunt(2)		Uniti Fiber
Net income		$(5.3)		$3.1		$2.5	$0.3

Depreciation and amortization		13.2		6.3		0.8	20.3

Interest expense		3.0		0.9		0.3	4.2

Income tax expense		(0.6)		–		–	(0.6)
EBITDA		$10.3		$10.3		$3.5	$24.2
Stock-based compensation		0.2		–		–	0.2

Transaction related costs & Other		0.6		(0.1)		–	0.5

Adjusted EBITDA		$11.1		$10.2		$3.5	$24.9

Annualized Adjusted EBITDA(3)							$99.6

(1) Amounts may not subtotal due to rounding.

(2) Financial information provided by Hunt management and are unaudited. Actual results could differ materially. Investors should not place undue reliance on such numbers.

(3) Annualized Adjusted EBITDA is defined as Adjusted EBITDA multiplied by 4.

Non-GAAP Financial Measures

We refer to EBITDA and Adjusted EBITDA in our analysis of our results of operations, which are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). While we believe that net income, as defined by GAAP, is the most appropriate earnings measure, we also believe that EBITDA and Adjusted EBITDA are important non-GAAP supplemental measures of operating performance for a real estate investment trust (“REIT”).

We define EBITDA as net income, as defined by GAAP, before interest expense, provision for income taxes and depreciation and amortization. We define Adjusted EBITDA as EBITDA less stock-based compensation expense and the impact, which may be recurring in nature, of transaction and integration related costs, the write off of unamortized deferred financing costs, costs incurred as a result of the early repayment of debt, changes in the fair value of contingent consideration and financial instruments, and other similar items. We believe EBITDA and Adjusted EBITDA are important supplemental measures to net income because they provide additional information to evaluate our operating performance on an unleveraged basis. In addition, Adjusted EBITDA is calculated similar to defined terms in our material debt agreements used to determine compliance with specific financial covenants. Since EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, they should not be considered as an alternative to net income determined in accordance with GAAP.

Further, our computations of EBITDA and Adjusted EBITDA may not be comparable to that reported by other REITs or companies that define EBITDA and Adjusted EBITDA differently than we do.

Annualized Adjusted EBITDA is calculated by multiplying Adjusted EBITDA for the most recently completed three month period by four. Our computation of Adjusted EBITDA and Annualized Adjusted EBITDA may differ from the methodology used by other REITs to calculate these measures, and, therefore, may not be comparable to such other REITs. Annualized

Adjusted EBITDA has not been prepared on a pro forma basis in accordance with Article 11 of Regulation S-X.

Other Reporting Definitions

§	Adjusted EBITDA: . Adjusted EBITDA is defined as EBITDA less stock-based compensation expense and the impact, which may be recurring in nature, of acquisition and transaction and integration related expenses, the write off of unamortized deferred financing costs, costs incurred as a result of the early repayment of debt, changes in the fair value of contingent consideration and financial instruments, and other similar items.

§	Enterprise Value: Net Debt plus market value of outstanding common stock

§	Net Debt: Principal amount of debt outstanding, less unrestricted cash and cash equivalents

§	Revenues Under Contract: Total revenue contract value entitled to be received pursuant to existing contracts, some of which may be past their expiration date and currently on a month to month basis. A portion of these contracts is subject to renewal each year, and there can be no assurances that the contracts will be renewed at all or, if they are renewed, that the renewal will not provide for lower rates. Accordingly, our presentation of contractual revenue is not a guarantee of future revenues and should not be viewed as a predictor of future annual revenues